Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

(Fayetteville Distributions)

This PLEDGE AND SECURITY AGREEMENT (FAYETTEVILLE DISTRIBUTIONS) (this “Agreement”) is made and entered into as of March 13, 2024 (“Effective Date”) by SSSHT OPERATING PARTNERSHIP, L.P., a Delaware limited liability company (“SSSHTOP”), SSSHT TRS, INC., a Delaware corporation (“TRS”, and collectively with SSSHTOP, the “Grantor”), having an address at c/o SmartStop Asset Management, 10 Terrace Road, Ladera Ranch, California 92694 and KEYBANK NATIONAL ASSOCIATION, a national banking association having a place of business at 225 Franklin Street, 16th Floor, Boston, Massachusetts 02110 (“Lender”).

The Borrower (as defined below) and Lender are parties to that certain Second Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended from time to time, the “Credit Agreement”).

TRS has agreed to execute this Agreement to provide certain collateral to Lender to secure the Obligations under the Credit Agreement and Loan Documents (as defined below).

1.
Grant of Pledge and Security Agreement. Grantor does hereby pledge, assign, transfer and deliver to Lender and does hereby grant to Lender a continuing security interest in the Collateral to secure the Obligations (as each such term is hereinafter defined).
2.
Credit Agreement and Defined Terms. This Agreement is delivered pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated as of February 23, 2018 by and between SSSHT Operating Partnership, L.P., H. Michael Schwartz Noble PPS, LLC and Strategic Asset Management I, LLC, as borrowers (collectively, the “Borrower”) and Lender (as may be amended, restated or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein which are not otherwise specifically defined herein shall have the same meanings herein as in the Credit Agreement. As used herein, the term “Company” refers to TRS, Fayetteville SPE Property Owner, Fayetteville DST Depositor, Fayetteville DST Property Owner and any of their respective successors and/or assigns with respect to their respective ownership interests in the Fayetteville Property, the Equity Interests and the Collateral described herein, to the extent such successor or assignee is a Subsidiary of Grantor.
3.
Collateral. The term “Collateral” shall mean and include all of Grantor’s right, title and interest in and to the following, whether now existing or hereafter coming into existence:
(a)
all income, money, profits, cash flow, distributions, dividends, refinancing and sale proceeds paid to Grantor, other rights to payments of distributions, dividends, and other proceeds, and any and all property and amounts received by Grantor, in each case (i) only on account of Grantor being a member, partner, shareholder, or owner of the Company, and (ii) to the extent constituting Net Proceeds, DST Equity Issuance Proceeds, Required DST Distribution Amounts, Fayetteville JPM Refinancing Net Proceeds and Fayetteville Agency Refinancing Net Proceeds;
(b)
all of Grantor’s right, title and interest in all substitutions, additions, interest, and other distributions arising out of or in respect of the above, all deposit, lockbox and other accounts established by Grantor, whether at Lender or otherwise, for the deposit of net proceeds and any cash collateral accounts established, in each case, pursuant to the Credit Agreement and all books, records, papers and general intangibles relating thereto, and
(c)
all products and proceeds, both cash and non-cash, arising out of or in respect of any of the foregoing.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the term “Collateral” shall not include, and this Agreement shall not constitute a grant of a security interest in Grantor’s right, title or interest in any of the above-described property to the extent (and only to the extent) that this Agreement, the grant of a security interest herein or the receipt by Grantor of any such property: (i) is prohibited by, or under the terms of the Property Loan Documents identified on Exhibit B attached hereto (the “Property Loan Documents”), (ii) may give rise to a default, breach, right of recoupment, buyout, repurchase, purchase option, right of first refusal or similar rights (whether effective with the pledge or any related exercise of rights hereunder), claim, defense or remedy under the Property Loan Documents, or (iii) directly or indirectly results in the termination of the Property Loan Documents or requires any consent not obtained under the Property Loan Documents, provided that upon the termination of any such provision of the Property Loan Documents or the obtaining of any such required consent, the Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect.

Capitalized terms used in this Section and not defined in the Credit Agreement shall have the same meaning herein as in the Uniform Commercial Code as adopted in the Commonwealth of Massachusetts (the “UCC”).

Notwithstanding any provision herein to the contrary, this Agreement shall not apply to, and the Collateral shall not include, Grantor’s direct or indirect membership interest in the Company.

4.
Obligations. The term “Obligations” shall mean all obligations and liabilities of Grantor and each other Credit Party (collectively, the “Obligors” and each individually, an “Obligor”) to Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Agreement; (ii) the Guaranty; (iii) any applicable Hedging Obligation between any of the Obligors and Lender; (iv) any other “Loan Document” as defined in the Credit Agreement (including, without limitation, the Credit Agreement) (collectively, the “Loan Documents” and each individually, a “Loan Document”); (v) any other agreement at any time evidencing indebtedness of an Obligor to Lender and relating to the Loan Documents prior to, during or following any proceedings in respect of a bankruptcy, reorganization or insolvency; and (vii) each amendment, extension, modification, replacement or recasting of any one or more of such agreements; provided however, that “Obligations” shall in no event include Excluded Hedging Obligations.
5.
Warranties and Representations. Grantor hereby warrants and represents to, and agrees with, Lender that:
5.1.
Grantor is and shall be the sole owner of the Collateral free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever, except in favor of Lender.
5.2.
Grantor has the corporate power and authority to pledge the Collateral and to grant the security interest in the Collateral as herein provided.
5.3.
Except as permitted by the Credit Agreement, there are no restrictions on the transfer of the Collateral to Lender hereunder or with respect to any subsequent transfer thereof or realization thereupon by Lender.
5.4.
The execution, delivery and performance of this Agreement by Grantor does not and shall not result in the violation of any mortgage, indenture, material contract, instrument, agreement, judgment, decree, order, statute, rule or regulation to which Grantor is subject or by which it or the applicable Company is bound.

5.5.
This Agreement (i) has been duly authorized, executed and delivered by Grantor and (ii) constitutes the legal, valid and binding obligation of Grantor enforceable in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
5.6.
Exhibit A sets forth for each Company (to the extent in existence as of the date hereof), (a) the jurisdiction of organization of each Company, (b) the nature of the Equity Interests held by Grantor, and (c) the percentage of ownership (or number of units) of each Company represented by such Equity Interests. Except as disclosed in said Exhibit A or as permitted, in writing, by Lender, (i) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any Company, and (ii) there is no preferential return payable to any member of any Company which has priority or preference to a Grantor’s rights to receive payments or distributions.
5.7.
Except for the filing of any UCC financing statements in connection with this Agreement, Grantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or any other Person in connection with or as a condition to the execution, delivery or performance of this Agreement, except such consents as have already been obtained.
5.8.
Grantor’s correct legal name, state of organization and principal address are accurately and completely set forth in the first paragraph of this Agreement.
5.9.
Grantor is a duly organized and validly existing entity in good standing under the laws of the state of its organization or formation, has all requisite power and authority to conduct its business and to own its property as now conducted or owned, and is qualified to do business in all jurisdictions where the nature and extent of its business is such that such qualification is required by law.
6.
Grantor’s Agreements. Grantor agrees so long as the Obligations remain outstanding that:
6.1.
Grantor shall execute all such instruments, documents and papers, and will do all such acts as Lender may reasonably request from time to time to carry into effect the provisions and intent of this Agreement and will use good faith reasonable efforts to do all such other acts as Lender may reasonably request with respect to the perfection and protection of the pledge and security interest granted herein and the assignment effected hereby.
6.2.
Grantor shall keep the Collateral free and clear of all liens, encumbrances, attachments, security interest pledges and charges except for this Agreement and as otherwise permitted by the Credit Agreement.
6.3.
Grantor shall not sell, assign, transfer or otherwise dispose of the Collateral or any interest therein to any other Person, except as permitted in the Credit Agreement or for the receipt of cash dividends and distributions to the extent permitted in Section 6.4 below, without the prior written consent of Lender, which consent shall not be unreasonably withheld.
6.4.
Grantor shall comply with Section 5.15 of the Credit Agreement. Grantor shall deliver to Lender, if and when received by Grantor, any item representing or constituting any of the Collateral as more particularly required by the Credit Agreement. If under any circumstance whatsoever any of such proceeds should be paid to or come into the hands of Grantor, Grantor shall hold the same in trust for delivery to Lender when required by the Credit Agreement to be applied to the Obligations pursuant to the terms of the Credit Agreement. If an Event of Default has occurred and is continuing, if any collateral or proceeds thereof should be paid to or come into the hands of Grantor, Grantor shall hold the same in trust for immediate delivery to Lender to be applied to the Obligations pursuant to the terms of the Credit Agreement.
6.5.
Grantor shall not exercise any right with respect to the Collateral which would dilute or materially adversely affect Lender’s rights in the Collateral unless otherwise permitted by the terms of the Credit Agreement.
6.6.
Grantor shall not, except as permitted under the Credit Agreement or with the prior written consent of the Lender in each instance (which consent shall not be unreasonably withheld), vote its direct and indirect Equity Interests in the Company in favor of, or consent to any resolution or action which does or might: (a) impose any restrictions upon the sale, transfer or disposition of the Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Lender as to the Collateral; (b) vest additional powers, privileges, preferences or priorities to any other class of interest in the Company to the detriment of the value of or rights accruing to the Collateral; (c) have the effect of impairing the position or interest of the Lender with respect to the Collateral or the Lender’s rights and remedies under the Credit Agreement or any other Loan Document referred to therein, provided that the foregoing shall not be deemed to limit any actions reasonably taken by the Company in connection with the operation, maintenance or repair of property owned by the Company; (d) cause an Event of Default; (e) except with respect to any matter permitted under the Credit Agreement, adversely affect the value of the Collateral in the reasonable opinion of the Lender, provided that the foregoing shall not be deemed to limit any actions reasonably taken by the Company in connection with the operation, maintenance or repair of property owned by the Company; (f) authorize or effect any action then prohibited by the Credit Agreement or any other Loan Document referred to therein; or (g) discontinue the business of, or liquidate or dissolve, the Company.
6.7.
Grantor has read the provisions contained in the Credit Agreement and the other Loan Documents and agrees to be bound by the terms thereof (including, without limitation, Section 5.15 thereof) which relate to obligations of Grantor as if such terms were set forth in this Agreement in their entirety.
7.
After Event of Default.
7.1.
Upon the occurrence and during the continuance of any Event of Default (as defined in the Credit Agreement), and during the continuance thereof, Lender shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which Lender may sell or otherwise dispose of the Collateral and/or enforce and collect the Collateral for application towards (but not necessarily in complete satisfaction of) the Obligations.
7.2.
Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market (in which event Lender shall give Grantor such notice as may be practicable under the circumstances), Lender shall give Grantor at least the greater of the minimum notice required by law or ten (10) days’ prior written notice of the date, time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition is to be made. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that any offer to sell any Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York or Boston, Massachusetts (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and Lender may, in such event, bid for the purchase of such Collateral. The Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable law, Grantor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or Lender may further postpone such sale by announcement made at such time and place.
7.3.
Grantor acknowledges that any exercise by Lender of Lender’s rights upon an uncured Event of Default will be subject to compliance by Lender with the applicable statutes, regulations, ordinances, directives and orders of any federal, state, municipal or other governmental authority including, without limitation, any of the foregoing which may restrict the sale or disposition of securities. Lender in its sole discretion at any such sale or in connection with any such disposition may restrict the prospective bidders or purchasers as to their number, nature of business, investment intention, or otherwise, including, without limitation a requirement that the persons making such purchases represent and agree to the satisfaction of Lender that they are purchasing the Collateral, or some portion thereof, for their own account, for investment and not with a view towards the distribution or a sale thereof, or that they otherwise fall within some lawful exemption from registration under applicable laws.
7.4.
The proceeds of any collection or of any sale or disposition of the Collateral, or any portion thereof, held pursuant to this Agreement shall be applied towards the Obligations in such order and manner as Lender determines in its sole discretion, any statute, custom or usage to the contrary notwithstanding.
7.5.
Notwithstanding any provisions of the Loan Documents or any other obligation of Lender, in connection with any disposition of the Collateral, Lender may disclose to prospective purchasers all the information relating to the Collateral (and the issuer of the Equity Interests relevant thereto) that is in Lender’s possession or otherwise available to Lender.
7.6.
Except for its gross negligence or willful misconduct, Lender shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any arm’s-length private sale pursuant to this Agreement. Grantor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the secured Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.
8.
Payments on Account of Collateral. Upon the occurrence and during the continuance of any Event of Default, all payments due on account of the Collateral, whether or not such payments are ordinary and regular cash distributions, shall be paid to Lender or, at Lender’s option, to Lender’s nominee.
9.
Actions By Lender. Grantor hereby designates Lender as the attorney-in-fact of Grantor, which power of attorney shall be exercisable during the continuance of an Event of Default, to: (a) endorse in favor of Lender any of the Collateral; (b) cause the transfer of any of the Collateral in such name as Lender may from time to time determine; (c) renew, extend or roll over any Collateral; and (d) make, demand and initiate actions to enforce any of the Collateral or rights therein. The Lender may take such action with respect to the Collateral as Lender may reasonably determine to be necessary to protect and preserve its interest in the Collateral. The within designation and grant of power of attorney is coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of Lender. The power of attorney shall not be affected by subsequent disability or incapacity of Grantor. The Lender shall not be liable for any act or omission to act pursuant to this Section 9, except for any act or omission to act which is in actual bad faith, is grossly negligent or results from willful misconduct.
10.
Rights and Remedies. The rights, remedies, powers, privileges and discretions of Lender hereunder (hereinafter, the “Rights and Remedies”) shall be cumulative and not exclusive of any rights, remedies, powers, privileges or discretions which it may otherwise have. No delay or omission by Lender in exercising or enforcing any of the Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by Lender of any default or any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under the Loan Documents. No exercise of any of the Rights and Remedies and no other agreement or transaction of whatever nature entered into between Lender and any Grantor at any time shall preclude any other exercise of the Rights and Remedies. No waiver by Lender of any of the Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion nor shall it be deemed a continuing waiver. All of the Rights and Remedies and all of Lender’s rights, remedies, powers, privileges and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Lender at such time or times in such order of preference as Lender in its sole and absolute discretion may determine.
11.
Grantors’ Consent and Waiver. Grantor hereby consents to the extension, renewal, amendment, modification or recasting from time to time of the Obligations or of any instrument, document or agreement evidencing or securing any of the same, and Grantor specifically waives any notice of the creation or existence of any of such Obligations and of any such extension, renewal, amendment, modification or recasting. Grantor also agrees that Lender may enforce its rights as against Grantor, the Collateral, or as against any other party liable for the Obligations, or as against any other collateral given for any of the Obligations, in any order or in such combination as Lender may in its sole discretion determine, and Grantor hereby expressly waives all suretyship defenses and defenses in the nature thereof, agrees to the release or substitution of any collateral hereunder or otherwise, and consents to each and all of the terms, provisions and conditions of the other Loan Documents. Grantor agrees that it shall not have any right of subrogation under any of the Loan Documents or any right to participate in any security for the Obligations or any right to reimbursement, exoneration, contribution, indemnification or any similar rights until final and indefeasible repayment in full in cash of the Obligations to Lender, and Grantor hereby waives all of such rights. Upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably authorizes the applicable Company to accept and act upon all instructions and directions given by Lender to the applicable Company with respect to the Collateral, without the necessity of further authorization or consent from, or notice to, Grantor; provided, however, the Lender’s power to direct and instruct the Company shall remain subject to the terms of the applicable organizational documents of the Company. Grantor further: (a) waives presentment, demand, notice and protest with respect to the Obligations and the Collateral; (b) waives any delay on the part of Lender; (c) assents to any indulgence or waiver which Lender may grant or give any other Person liable or obliged to Lender for or on account of the Obligations; (d) authorizes Lender to alter, amend, cancel, waive or modify any term or condition of the obligations of any other Person liable or obligated to Lender for or on account of the Obligations without notice to or further consent from Grantor; (e) agrees that no release of property securing the Obligations shall affect the rights of Lender with respect to the Collateral hereunder which is not so released; and (f) to the fullest extent that it is not unlawful to do so, waives the right to notice and/or hearing, if it might otherwise be entitled thereto, prior to Lender’s exercising the Rights and Remedies upon and during the continuance of an Event of Default.
12.
Lender May Assign. Grantor agrees that upon any sale or transfer by Lender of the Indebtedness evidenced by the Credit Agreement, Lender may, with reasonable notice to Grantor, assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or transferee, who shall thereupon become vested with all powers and rights given to Lender in respect thereto, and Lender shall be thereafter forever relieved and fully discharged from any liability or responsibility in connection therewith occurring after such delivery. Any such assignment shall be subject to the provisions of Section 16 hereof.
13.
Limits on Lender’s Duties. The Lender shall have no duty as to the collection or protection of the Collateral, or any portion thereof, or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the actual possession of Lender, and Lender shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.
14.
WAIVER OF JURY TRIAL. GRANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS AGREEMENT AND ENTER THE CREDIT AGREEMENT.
15.
Miscellaneous.
15.1.
The Lender’s Rights and Remedies may be exercised without resort to or regard to any other source of satisfaction of the Obligations.
15.2.
All of the agreements, obligations, undertakings, representations and warranties herein made by Grantor shall inure to the benefit of Lender and Lender’s successors and assigns and shall bind Grantor and their respective successors and assigns.
15.3.
This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations between Grantor and Lender concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment or waiver of any provisions of the within Agreement or of any provision of any other agreement between the Grantor and Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver and, if such party be Lender, then by a duly authorized officer thereof.
15.4.
This Agreement and all other documents in Lender’s possession which relate to the Obligations may be reproduced by Lender by any photographic, photostatic microfilm, microcard, miniature photographic, xerographic, PDF or similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile or further reproduction shall be likewise admissible in evidence.
15.5.
Captions in this Agreement are intended solely for convenience and shall not have any effect on the meaning or interest of any provisions hereof.
15.6.
Each provision hereof shall be enforceable to the fullest extent not prohibited by applicable law. The invalidity and unenforceability of any provision(s) hereof shall not impair or affect any other provision(s) hereof which are valid and enforceable.

15.7.
This Agreement may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such agreement is sought.
15.8.
Notwithstanding anything to the contrary contained herein or in any other document or agreement, the Collateral is conditionally assigned and transferred to Lender as collateral security for the Obligations it being understood and agreed that Lender’s entry into this Agreement shall not be deemed to be an assumption by Lender of any obligations or liabilities which the Grantor may have under any such document or agreement or on account of the Grantor unless and until Lender expressly and specifically assumes in writing such obligations and liabilities and then only to the extent such obligations and liabilities, if any, arise after such written assumption.
15.9.
Any notice or other communication in connection with this Agreement shall be given as set forth in the Credit Agreement.
15.10.
This Agreement shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law, other than as expressly set forth herein.
15.11.
The Lender shall not, by virtue of this Agreement or its receipt of any distributions with respect to the Collateral, be deemed to be a member, partner or owner of the Company or have any liability for the debts, obligations or liabilities of the Company or any of the members thereof unless and until Lender expressly and specifically assumes in writing such obligations and liabilities and then only to the extent such obligations and liabilities, if any, arise after such written assumption. Grantor hereby covenants and agrees to indemnify and hold harmless Lender from and against any and all liability, loss, or damage which it may suffer or incur and which arises out of or results from this Agreement, or acceptance of distributions pursuant hereto, or any claim of any alleged obligation, liability, or duty on the part of Grantor to perform or discharge any of the terms, covenants, or provisions of with respect to the Company or any liability or obligation of the Company, excluding in each case any such liability caused by the gross negligence or willful misconduct of Lender (which gross negligence or willful misconduct shall expressly include the exercise by Lender of rights on behalf of Grantor that are clearly prohibited under the applicable organizational documents of the Company), as finally determined by a court of competent jurisdiction in a final non-appealable decision, together with all costs and expenses (including, without limitation, court costs and reasonable attorneys’ fees) paid or incurred in connection therewith.
15.12.
Within five (5) Business Days of a sale, transfer or other disposal of a portion of the Collateral that has been approved by Lender in writing, Lender shall deliver any releases or terminations reasonably requested by Grantor with respect to the sold Collateral.
15.13.
For the purpose of enforcing payment and performance of this Agreement, or in any other matter relating to, or arising out of, the Credit Agreement or the Loan Documents, Grantor hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Massachusetts or of any federal court located in such state, waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to such at the address provided for above and service so made shall be deemed to be completed upon actual receipt or execution by a receipt by Grantor at such address. Grantor hereby waives the right to contest the jurisdiction and venue of the courts located in the Commonwealth of Massachusetts on the ground of inconvenience or otherwise and, further, waives any right to bring any action or proceeding against Lender in any court outside the Commonwealth of Massachusetts. For the purpose of enforcing the performance of obligations by Lender under the Loan Documents, or in any other matter relating to, or arising out of the Loan Documents, Lender hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Massachusetts or of any federal court located in such state, waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail directed to Lender at the address provided for above and service so made shall be deemed to be completed upon actual receipt or execution of a receipt by any Person at such address. The provisions of this subsection shall not limit or otherwise affect the right of Lender to institute and conduct an action in any other appropriate manner, jurisdiction or court.
16.
Termination and Release. Upon the payment and performance of the Obligations in full in cash, the pledge of the Collateral contained in this Agreement shall automatically terminate and Lender, at the request and reasonable expense of Grantor, will promptly execute and deliver to Grantor an instrument or instruments, reasonably satisfactory to Grantor, acknowledging the satisfaction and termination of such pledge (and releasing all liens and other encumbrances in connection therewith), and will duly assign, transfer and deliver to Grantor such of the Collateral as may be in the possession of Lender and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies relating to the Collateral at the time held by Lender hereunder.
17.
Authorization. Grantor authorizes the filing by Lender, of any financing or continuation statements, or amendments thereto, describing any of the Collateral and Grantor will execute and deliver to Lender such other instruments or notices, as may be necessary or as Lender may reasonably request from time to time, in order to perfect and preserve the security interest granted or purported to be granted hereby. Grantor also hereby ratifies and confirms any and all financing statements or amendments previously or hereafter filed, by Lender, in any jurisdiction. Upon request of the Grantor, Lender will endeavor to deliver to Grantor, copies of any such continuation statements and amendments filed by Lender.

(Signature on next page)

This Agreement has been executed and delivered as an instrument under seal as of the date and year first above written.

SSSHT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership by: Strategic Student & Senior Housing Trust, Inc., a Maryland corporation, its General Partner

By: /s/ H. Michael Schwartz

H. Michael Schwartz, Chairman

SSSHT TRS, INC., a Delaware corporation

By: /s/ H. Michael Schwartz

H. Michael Schwartz, Chief Executive Officer

KEYBANK NATIONAL ASSOCIATION

By:/s/ Christopher T. Neil

Christopher T. Neil, Senior Banker

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 136602631v.4" "" 136602631v.4